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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 30, 1999


               CWABS, INC., (as depositor under the Pooling and
              Servicing Agreement, dated as of November 29, 1999,
                providing for the issuance of the CWABS, INC.,
           Countrywide Home Equity Loan Trust 1999-D, Revolving Home
            Equity Loan Asset Backed Certificates, Series 1999-D).


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                   333-84365              95-4596514
----------------------------      -------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)             File Number)         Identification No.)


 4500 Park Granada
Calabasas, California                              91302
---------------------                           ----------
(Address of Principal                           (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     In connection with the issuance by Countrywide Home Equity Loan Trust 1999-D of Revolving Home Equity Loan Asset Backed Certificates, Series 1999-D (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The Opinion is annexed hereto on Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         8.1 Opinion of Brown & Wood LLP re Tax Matters.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, INC.



                                            By: /s/  David Walker
                                                -------------------
                                                     David Walker
                                                     Vice President



Dated:  November 30, 1999

                                 Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----
8.1       Opinion of Brown & Wood LLP re: Tax Matters                        5

                                                                    Exhibit 8.1



                                                              November 30, 1999




Countrywide Securities Corporation
4500 Park Granada
Calabasas, California  91302

CWABS, Inc.
4500 Park Granada
Calabasas, California  91302

Bank One, National Association
1 Bank One Plaza
Suite IL 1-0126
Chicago, IL 60670-126


                  Re: Countrywide Home Equity Loan Trust 1999-D Revolving Home Equity Loan Asset Backed Certificates, Series 1999-D
                           -----------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel for Countrywide Home Loans, Inc., a New York corporation ("CHL"), and CWABS, Inc., a Delaware corporation ("CWABS"), in connection with the proposed transfer by CHL to CWABS of certain home equity loans and the proposed issuance of Revolving Home Equity Loan Asset Backed Certificates of the above-referenced Series (the "Certificates") by Countrywide Home Equity Loan Trust 1999-D (the "Trust"). You have requested our opinion as to certain federal income tax consequences of the above-referenced transaction.

     The assets of the Trust will consist primarily of a pool of adjustable rate home equity revolving credit line loans made or to be made in the future (the "Mortgage Loans") under certain home equity revolving credit line loan agreements. The Mortgage Loans are secured by either first or second deeds of trust or mortgages on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the pooling and servicing agreement dated as of November 29, 1999 among CHL, CWABS and Bank One, National Association, as trustee (the "Pooling and Servicing Agreement").

     In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

     (i) The Prospectus dated August 12, 1999 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement relating to the Investor Certificates, dated November 24, 1999 (the "Prospectus Supplement") in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 (the Basic Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

     (ii) The Pooling and Servicing Agreement (together with the Prospectus, the "Documents").

     (iii) A specimen Certificate of each of the Investor Certificates and the Transferor Certificates.

     In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals. Our opinions are also based on the assumption that there are no agreements or understandings with respect to those transactions contemplated in the Documents other than those contained in the Documents. Furthermore, our opinions are based on the assumption that all parties to the Documents will comply with the terms thereof, including all tax reporting requirements contained therein.

     As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of CHL, CWABS and of public officials and agencies. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Investor Certificates.

     Based upon the foregoing and consideration of such other matters as we have deemed appropriate, we are of the opinion that:

     1. For federal income tax purposes, neither the Trust nor any portion of the Trust will be classified as an association or a publicly traded partnership taxable as a corporation, or as a taxable mortgage pool within the meaning of section 7701(i) of the Code.

     2. The Investor Certificates will be treated as debt for federal income tax purposes.

     3. The statements in the Prospectus Supplement under the headings "Summary -- Material Federal Income Tax Consequences" and "Material Federal Income Tax Consequences", to the extent that they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects with respect to those consequences or aspects that are discussed.

     We do not express any opinion as to any laws other than the federal tax law of the United States of America.

     The opinions set forth herein are based upon the existing provisions of the Internal Revenue Code of 1986, as amended, and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the corporate documents or the effect of such transactions on CHL or any member of CHL's consolidated tax group.

     In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the Documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.



                                                       Very truly yours,

                                                      /s/ BROWN & WOOD LLP
                                                      --------------------
                                                      BROWN & WOOD LLP

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599


                                                              November 30, 1999

BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


                   Re:   CWABS, Inc.
                         Countrywide Home Equity Loan Trust 1999-D
                         Revolving Home Equity Loan Asset Backed
                         Certificates, Series 1999-D
                         -----------------------------------------

Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.


                                                   Very truly yours,
                                                   /s/ Kimberly Bothner
                                                   Kimberly Bothner
Enclosure